Rule 497(d)
                                                  Registration No. 333-34098






                         THE PINNACLE FAMILY OF TRUSTS,
                            TECHNOLOGY TRUST SERIES V

                  Supplement to Prospectus dated April 20, 2000

On June 5, 2000, Hewlett Packard (HWP) issued a spinoff of Agilent Technologies, Inc. (A) at the distribution rate of .3814. The trust, which held 1,616 shares of Hewlett Packard (HWP), received 616 shares of Agilent Technologies (A).